UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




Date of earliest event reported:                        March 1, 1998
                                    ---------------------------------

                      UCI Medical Affiliates, Inc.
             (Exact name of registrant as specified in its charter)

    Delaware                                                     0-13265                59-2225346
(State or other jurisdiction of incorporation)       (Commission File Number) (IRS Employer Identification No.)


   1901 Main Street, Suite 1200, Mail Code 1105, Columbia, South Carolina 29201
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:              (803) 252-3661
                                                        -----------------------


               No Change
(Former name or former address, if changed since last report.)









This document contains a total of 21 pages.

This Form 8-K/A amends the Form 8-K filed with the Securities and Exchange Commission on March 1, 1998 by UCI Medical Affiliates, Inc., a Delaware corporation (the "Company"), and is filed to include the financial statements required by Item 7 of Form 8-K.

Item 7.  Financial Statements and Exhibits

         a)    Financial Statements of Business Acquired

                  The financial statements for Allan M. Weldon, M.D., the business acquired by the wholly-owned subsidiary of the Company, are included in this report beginning on page number three (3).

         b)    Pro Forma Financial Information

                  The pro forma financial information for Allan M. Weldon, M.D., the business acquired by the wholly-owned subsidiary of the Company, is included in this report following the financial information herein in response to Item 7(a) above.

         c)    Exhibits

                  The following exhibit is incorporated by reference to the exhibit of the same number filed with the Company's Form 8-K filed on March 1, 1998.

                           Exhibit 2.1 - Asset Purchase Agreement executed on February 18, 1998, to be effective Mach 1, 1998, by, between and among UCI Medical Affiliates, Inc., a Delaware corporation ("UCI"); UCI Medical Affiliates of South Carolina, Inc., a South Carolina corporation and wholly owned subsidiary of UCI ("UCI of SC") Doctor's Care, P.A., a South Carolina professional corporation ("Doctor's Care"); and Allan M. Weldon, M.D., a South Carolina resident ("Seller").

                 Report on Audits of the Financial Statements of

                             Allan M. Weldon, M. D.

                        as of December 31, 1997 and 1996

                                    Contents



                                                                                                      Page

Allan M. Weldon, M. D. Financial Statements
     as of December 31, 1997 and 1996................................................................6-9

UCI Medical Affiliates, Inc. Pro Forma Combining Financial Statements:
     Pro Forma Combining Balance Sheet at September 30, 1997..........................................13
     Notes to Pro Forma Combining Balance Sheet.......................................................14
     Pro Forma Combining Statement of Operations and Accumulated
        Deficit for year ended September 30, 1997.....................................................15
     Note to Pro Forma Combining Statement of Operations and
        Accumulated Deficit...........................................................................16

UCI Medical Affiliates, Inc. Pro Forma Combining Financial Statements:
     Pro Forma Combining Balance Sheet at December 31, 1997...........................................17
     Notes to Pro Forma Combining Balance Sheet.......................................................18
     Pro Forma Combining Statement of Operations and Accumulated
        Deficit for the three months ended December 31, 1997..........................................19
     Note to Pro Forma Combining Statement of Operations and
        Accumulated Deficit...........................................................................20

                        Report of Independent Accountants


Board of Directors
UCI Medical Affiliates, Inc.

We have audited the accompanying balance sheets of Allan M. Weldon, M. D. (the "Practice") as of December 31, 1997 and 1996 and the related statements of operations, statements of changes in owner's equity and cash flows for the years then ended. These financial statements are the responsibility of the Practice's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Allan M. Weldon, M. D. as of December 31, 1997 and 1996, and the results of its operations, changes in owner's equity and its cash flows for the years then ended in conformity with generally accepted accounting principles.

     The financial statements have been prepared solely from the accounts of Allan M. Weldon, M. D. and do not include the personal accounts of the owner or those of any other operations in which he may be engaged.





                             ORIGINAL SIGNED OPINION
                                    ON SCOTT,
                                   HOLLOWAY &
                                 MCELVEEN, LLP,
                                  LETTERHEAD IS
                                 ON FILE IN THE
                                    CORPORATE
                                  OFFICE OF UCI
                                     MEDICAL
                                   AFFILIATES,
                                      INC.



Columbia, South Carolina
April 29, 1998

                             Allan M. Weldon, M. D.

                                 Balance Sheets

                                  December 31,

                                                                                     1997               1996
                                                                        ------------------    ---------------
Assets

Current assets:
  Cash and cash equivalents                                               $         3,885      $           0
  Accounts receivable, net                                                         15,569             23,364
                                                                        ------------------    ---------------
        Total current assets                                                       19,454             23,364
                                                                        ------------------    ---------------

Property and equipment, net                                                        82,292             91,128
                                                                        ------------------    ---------------

        Total assets                                                       $      101,746           $114,492
                                                                        ==================    ===============

Liabilities and Owner's Equity

Current liabilities:
  Book overdraft                                                           $            0              3,483
  Line of credit                                                                   15,011              5,500
  Accounts payable and accrued expenses                                             2,860              2,210
  Current maturities of capital leases                                              2,694              4,889
  Current maturities of long-term debt                                              7,998              7,998
                                                                        ------------------    ---------------
        Total current liabilities                                                  28,563             24,080

Capital leases, net of current portion                                                  0              2,694
Long-term debt, net of current portion                                             25,909             33,011
                                                                        ------------------    ---------------
    Total liabilities                                                              54,472             59,785
                                                                        ------------------    ---------------

Owner's equity
     Capital                                                                       47,274             54,707
                                                                        ------------------    ---------------
        Owner's equity                                                             47,274             54,707
                                                                        ------------------    ---------------

        Total liabilities and owner's equity                                 $    101,746        $   114,492
                                                                        ==================    ===============


                              The  accompanying  notes are an  integral  part of
these financial statements.

                             Allan M. Weldon, M. D.

                            Statements of Operations

                        for the years ended December 31,


                                         1997                  1996
                                    -------------       ----------------

Net medical revenue                 $      268,136               $310,420
Operating costs
                                           138,562                104,479
                                    --------------       ----------------
         Operating Margin                  129,574                205,941

Depreciation and amortization                8,836                  8,551
General and administrative expenses         21,602                 34,728
                                    --------------       ----------------
         Income from operations             99,136                162,662

Interest expense                             6,183                  4,971
                                    --------------       ----------------

         Net income                 $       92,953               $157,691
                                    ==============       ================


                              The  accompanying  notes are an  integral  part of
these financial statements.

                             Allan M. Weldon, M. D.

                     Statements of Changes in Owner's Equity

                 for the years ended December 31, 1997 and 1996


Balance, January 1, 1996                    $          37,115
Net income                                            157,691
Owner's draws                                        (140,099)
                                            ------------------

Balance, December 31, 1996                             54,707
Net income                                             92,953
Owner's draws                                        (100,386)
                                            ------------------

Balance, December 31, 1997                  $          47,274
                                            ==================


                              The  accompanying  notes are an  integral  part of
these financial statements.

                             Allan M. Weldon, M. D.

                            Statements of Cash Flows

                        for the years ended December 31,

                                                                        1997                  1996
                                                                  ------------------    ------------------
Operating activities:
Net income                                                             $     92,953         $     157,691
Adjustments to reconcile net income to cash provided by
      operating activities:
    Depreciation and amortization                                             8,836                 8,551
    Changes in operating assets and liabilities:
        Accounts receivable                                                   7,795              (20,231)
        Accounts payable and accrued expenses                                   650               (1,426)
        Book overdraft                                                      (3,483)                 3,483
                                                                  ------------------    ------------------
         Cash provided by operating activities                              106,751               148,068
                                                                  ------------------    ------------------

Investing activities:
Purchases of furniture and equipment                                              0               (5,782)
                                                                  ------------------    ------------------
         Cash used by investing activities                                        0               (5,782)
                                                                  ------------------    ------------------

Financing activities:
Proceeds from line of credit, net                                             9,511                 5,500
Repayments on capital leases                                                (4,889)               (4,292)
Repayments on long-term debt                                                (7,102)               (7,545)
Payment of owner's draws                                                  (100,386)             (140,099)
                                                                  ------------------    ------------------
         Cash used by financing activities                                (102,866)             (146,436)
                                                                  ------------------    ------------------

Increase (decrease) in cash and cash equivalents                              3,885               (4,150)

Cash and cash equivalents, beginning of year                                      0                 4,150
                                                                  ------------------    ------------------

Cash and cash equivalents, end of year                                $       3,885       $             0
                                                                  ==================    ==================

Supplemental cash flow information:
       Cash paid for interest                                         $       6,183          $      4,971
                                                               ==================    ==================


                              The  accompanying  notes are an  integral  part of
these financial statements.

                              Allan M. Weldon, M.D.
                          Notes to Financial Statements


Note 1.  Significant Accounting Policies

     Organization - Allan M. Weldon, M. D. is the sole owner of Allan M. Weldon,
M. D. (the "Practice") located in Columbia, South Carolina. The Practice operates a family practice medical office that provides treatments on an outpatient basis for medical conditions not involving an immediate threat to life.

The financial statements have been prepared solely from the accounts of the Practice and do not include the personal accounts of the owner or those of any other activities in which he may be engaged. Management makes estimates that are a necessary part of the preparation of financial statements. These estimates include the useful lives of equipment, some of which is subject to technological obsolescence, and the net realizable value of patient accounts receivable. At December 31, 1997, management is not aware of any conditions that could significantly affect the estimates employed in the preparation of the financial statements.

Accounts Receivable - Accounts receivable represent amounts due from patients, employers and various third-party payors. Provisions for uncollectable amounts are made based on management's estimates of future collectability and historical payment percentages.

Property and Equipment - Property and equipment is reported at cost. Depreciation for financial reporting purposes is computed principally by using straight-line methods over the estimated useful lives of the assets, which range from five to seven years. Maintenance, repairs and the cost of minor equipment are charged to expense. Major renewals or betterments, which prolong the life of the assets, are capitalized. Upon disposal of depreciable property, the asset accounts are reduced by the related cost and accumulated depreciation. The resulting gains and losses are reflected in the statements of operations.

Income Taxes - The Practice operates as a sole proprietorship. Under this election, the revenues and expenses of the Practice are reported on the owner's personal income tax returns. Accordingly, provision for income tax expense has not been made in these financial statements.

Cash Equivalents - The Practice considers all short-term debt investments with a maturity of three months or less at the date of acquisition to be cash equivalents.

Fair Value of Financial Investments - The fair value of accounts receivable and accrued expenses payable are estimated by management to approximate their respective carrying values. The fair value of the line of credit and debt are estimated by management to approximate their respective carrying values due to their market interest rates.

Note 2.  Property and Equipment

At December 31, property and equipment consisted of the following:

                                        1997                  1996
                                  -----------------    ------------------

Land                              $        10,000       $        10,000
Building                                   88,467                88,467
Furniture and fixtures                     57,839                57,839
Vehicles                                   18,850                18,850
Building Improvements                       4,558                 4,558
                                  ------------------    ------------------
                                          179,714               179,714
Accumulated depreciation                  (97,422)              (88,586)
                                  ------------------    ------------------
      Property and equipment, net $        82,292     $         91,128
                                   ================    ==================

Note 3.  Financing Arrangements

A summary of the Practice's financing arrangements at December 31, follows:

                                                                       1997                  1996
                                                                 ------------------    ------------------

Notepayable to a bank in monthly  installments of $889,
including principal and
    interest at prime plus 1 percent,
    maturing October 2001, collateralized by real estate.        $        33,907       $        41,009
Capital  lease   payable  to  a  leasing   company  in  monthly
    installments of $466,  including  principal and interest at
    13  percent,   maturing   June  1998,   collateralized   by
    equipment.                                                             2,694                 7,583
Line of credit  payable  to a bank  bearing  interest  at prime plus 1 percent, expiring August 1998, unsecured.
                                                                          15,011                5,500
                                                                 ------------------    ------------------

Total financial obligations                                               51,612                54,092

Less current portion of notes and capital lease payable                  (10,692)              (12,887)
Line of credit                                                           (15,011)              (5,500)
                                                                 ------------------    ------------------

                                                                 $         25,909      $         35,705
                                                                 ==================    ==================

The aggregate maturities of debt as of December 31, 1997 are as follows:

                 1998                          $     25,703
                 1999                                 8,732
                 2000                                 9,533
                 2001                                 7,644
                                             ------------------
                                               $     51,612
                                             ==================

At December 31, 1997 and 1996, the Practice has an unused line of credit totaling approximately $15,000 and $14,500, respectively.

Note 4.  Related Party Transactions

The owner participates in the medical activities of the Practice. All payments for services and benefits to the owner are recorded as draws. For the years ended December 31, 1997 and 1996, draws paid to, or on behalf of, the owner totaled approximately $100,000 and $140,000, respectively.

Note 5.  Concentration of Credit Risk

In the normal course of providing health care services, the Practice extends credit to patients in the Columbia, South Carolina area without requiring collateral. Each individual's ability to pay balances due the Practice is assessed and reserves are established to provide for management's estimate of uncollectable balances. Future revenues of the Practice are largely dependent on third-party payors and include Medicare and private insurance companies. The amount of loss the Practice would incur in the event of non-payment by the counter party is the amount of the patient billing.

Note 6.  Contingencies

At December 31, 1997, management is not aware of any pending or threatened litigation, or unasserted claims against the Practice that could result in losses, if any, that would be material to the financial statements.

Note 7.  Subsequent Event

On March 1, 1998, UCI Medical Affiliates of South Carolina, Inc. ("UCI") acquired the accounts receivable, certain office and medical equipment and substantially all the Practice's intangible assets (including patient lists and goodwill) for $235,000 consisting of $75,000 in restricted common stock of UCI, payment of $50,000 in cash, and the execution of an interest-bearing promissory note for $110,000, maturing approximately thirty-six months after closing. As a condition of the transaction, the owner entered into a five-year physician services agreement to provide, on average, forty hours per week of physician services.

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Balance Sheet
                               September 30, 1997
                                   (Unaudited)

     The following pro forma combining balance sheet is based on the individual balance sheets of UCI Medical Affiliates, Inc. as of September 30, 1997 per the Company's Annual Report and Allan M. Weldon, M. D. as of December 31, 1997 appearing in Item 7(a) of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Allan M. Weldon, M.
D. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.

                                               Historical
                                    ---------------------------------
                                     UCI Medical         Allan M.
                                     Affiliates,          Weldon,           Pro Forma             Pro Forma
                                         Inc.              M. D.           Adjustments            Combined
                                    ---------------    --------------    ----------------       --------------
Assets
Cash and cash equivalents           $       14,676     $       3,885     $      (3,885)   (a.)  $      14,676
Accounts receivable - net                5,943,884            15,569                   _            5,959,453
Inventory                                  502,888                 _                   _              502,888
Deferred taxes                             334,945                 _                   _              334,945
Prepaids and other assets                  579,217                 _                   _              579,217
                                    ---------------    --------------    ----------------       --------------
     Total current assets                7,375,610            19,454             (3,885)            7,391,179
Property and equipment, net              4,002,699            82,292            (73,770)  (a.)      4,011,221
Deferred taxes                           1,417,237                 _                   _            1,417,237
Goodwill                                 7,801,607                 _             210,909  (a.)
                                                                                (14,060)  (b.)      7,998,456
Other assets                               266,379                 _                   _              266,379
                                    ===============    ==============    ================       ==============
     Total assets                   $   20,863,532     $     101,746     $      119,194         $  21,084,472
                                    ===============    ==============    ================       ==============

Liabilities and Capital
Current portion of long-term debt
                                    $      840,879     $      25,703     $     (25,703)   (a.)
                                                                                  25,700  (a.)  $     866,579
Current debt to employees                  177,445                 _                   _              177,445
Accounts payable                         2,039,506             2,860             (2,860)  (a.)      2,039,506
Accrued salaries and taxes                 959,068                 _                   _              959,068
Other accrued liabilities                  437,667                 _               5,662  (c.)
                                                                                  50,000  (a.)        493,329
                                    ---------------    --------------    ----------------       --------------
     Total current liabilities           4,454,565            28,563              52,799            4,535,927
Long-term debt, net of current           6,438,655            25,909            (25,909)  (a.)
                                                                                  84,300  (a.)      6,522,955
Non-current debt to employees              481,815                 _                   _              481,815
                                    ---------------    --------------    ----------------       --------------
     Total liabilities                  11,375,035            54,472             111,190           11,540,697
                                    ---------------    --------------    ----------------       --------------
Common stock                               287,248                 _               1,622  (a.)        288,870
Owner's equity                                   _            47,274            (47,274)  (a.)              _
Paid-in capital                         15,435,535                 _              73,378  (a.)     15,508,913
Accumulated deficit                    (6,234,286)                 _            (19,722)  (d.)    (6,254,008)
                                    ---------------    --------------    ----------------       --------------
     Total capital                       9,488,497            47,274               8,004            9,543,775
                                    ===============    ==============    ================       ==============
      Total liabilities and         $   20,863,532     $     101,746     $      119,194         $  21,084,472
   capital
                                    ===============    ==============    ================       ==============

                          UCI Medical Affiliates, Inc.
                   Notes to Pro Forma Combining Balance Sheet
                               September 30, 1997
                                   (Unaudited)

1. The pro forma combining balance sheet has been prepared to reflect the acquisition of Allan M. Weldon, M. D. by UCI Medical Affiliates, Inc. for an aggregate price of $235,000. The purchase was effective on March 1, 1998. The combining balance sheet reflects the balances of UCI at September 30, 1997 and Allan M. Weldon, M. D. at December 31, 1997. Pro forma adjustments are made to reflect:

(a.)   The assets acquired consisted of:    The purchase price consisted of:

$ 15,569   Accounts receivable         $   1,622  Common stock
   8,522  Furniture, equipment            73,378  Additional paid-in-capital
 210,909  Goodwill                       110,000  Note payable
                                          50,000  Cash paid at closing
 =======                                 =======
$235,000                               $ 235,000
 =======                                 =======

       Issuance of 32,433 shares of restricted common stock par value of $0.05 at estimated per share value of $2.31.

     $25,700 of the note payable is recorded as currently due; $84,300 is recorded as non-current.

       Certain cash deposits ($3,885), and the building and premises ($73,770) were not acquired. Accounts payable ($2,860), long-term debt ($51,612) and prior owner's equity ($47,274) were not assumed.

     (b.) Excess of acquisition cost over the fair values of net assets acquired (goodwill) less one year's amortization. ($210,909 goodwill less $14,060 amortization)

(c.) Accrued interest for one year on 6% note issued.

     (d.) Effects of pro forma adjustments on statement of operations, closed into pro forma retained earnings.

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Statement of
                           Operations and Accumulated
                           Deficit for the year ended
                               September 30, 1997
                                   (Unaudited)

     The following pro forma combining statement of operations and accumulated deficit is based on the individual statements of operations and accumulated deficit of UCI Medical Affiliates, Inc. as of September 30, 1997 per the Company's Annual Report and Allan M. Weldon, M. D. as of December 31, 1997 appearing in item 7(a) of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Allan M. Weldon, M.
D. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.

                                            Historical
                               --------------------------------------
                                                         Allan M.
                                    UCI Medical          Weldon,           Pro Forma              Pro Forma
                                 Affiliates, Inc.         M. D.           Adjustments             Combined

                               -------------------    ---------------    --------------        ----------------

Revenues                               $27,924,772    $      268,136     $           _         $   28,192,908
Operating costs                        26,466,294            138,562           100,386   (c.)       26,705,242
                               -------------------    ---------------    --------------        ----------------
  Operating margin                       1,458,478           129,574         (100,386)               1,487,666

General and administrative
    expenses                               153,445            21,602                 _                 175,047
Depreciation and amortization            1,250,349             8,836            14,060   (a.)        1,273,245
                               -------------------    ---------------    --------------        ----------------
  Income from operations                    54,684            99,136         (114,446)                  39,374

Interest expense, net                    (812,749)           (6,183)           (5,662)   (b.)        (824,594)
Gain on equipment                            8,809                 _                 _                   8,809
                               -------------------    ---------------    --------------        ----------------

Income (loss) before income
    tax                                  (749,256)            92,953         (120,108)               (776,411)
Benefit for income taxes                   665,530                 _                 _                 665,530
                               -------------------    ---------------    --------------        ----------------

Net (loss) income                         (83,726)            92,953         (120,108)               (110,881)

Accumulated (deficit)
    earnings - beginning of
    year                               (6,150,560)            54,707          (47,274)             (6,143,127)
Owner's draws                                    _         (100,386)           100,386   (c.)                _
                               -------------------    ---------------    --------------        ----------------

Accumulated deficit
    (earnings) - end of year   $   (6,234,286)        $       47,274     $    (66,996)         $   (6,254,008)
                               ===================    ===============    ==============        ================

Net loss per common and common share equivalent:
                                 $          (0.02)              (d.)                 _                       $
                                                                                                             -
                               ===================    ===============    ==============        ================

Weighted average common
    shares outstanding                   5,005,081              (d.)                 _               5,037,514
                               ===================    ===============    ==============        ================

                          UCI Medical Affiliates, Inc.
                           Note to Pro Forma Combining
                           Statement of Operations and
                           Accumulated Deficit for the
                          year ended September 30, 1997
                                   (Unaudited)

     1. The above statement gives effect to the following pro forma adjustments necessary to reflect the acquisition outlined in Note 1 to the pro forma balance sheet:

     (a.) Addition for amortization of goodwill on a straight line basis over 15 years.

(b.)   Interest expense for one year on 6% note issued.

     (c.) Employment contract provides for annual compensation of approximately $100,000 which resulted in reclassification of owner draws.

     (d.) Not applicable; Allan M. Weldon, M. D. was not required to, and did not, compute earnings per share.

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Balance Sheet
                                December 31, 1997
                                   (Unaudited)

     The following pro forma combining balance sheet is based on the individual balance sheets of UCI Medical Affiliates, Inc. as of December 31, 1997 per the Company's Form 10QSB and Allan M. Weldon, M. D. as of December 31, 1997. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Allan M. Weldon, M. D. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.

                                             Historical
                                  ---------------------------------
                                                      Allan M.
                                    UCI Medical        Weldon,         Pro Forma             Pro Forma
                                    Affiliates,         M. D.         Adjustments            Combined
                                       Inc.
                                  ---------------- ----------------  ---------------      ----------------
Assets
Cash and cash equivalents         $             _  $         3,885   $      (3,885)  (a.) $
                                                                                                        -
Accounts receivable - net               6,862,480           15,569                              6,878,049
Inventory                                 538,396                                                 538,396
Deferred taxes                            334,945                                                 334,945
Prepaids and other assets                 629,653                                                 629,653
                                  ---------------- ----------------  ---------------      ----------------
      Total current assets              8,365,474           19,454          (3,885)             8,381,043
Property and equipment, net             4,474,621           82,292         (73,770)  (a.)       4,483,143
Deferred taxes                          1,417,237                                               1,417,237
Goodwill                                8,437,440                           210,909  (a.)
                                                                            (3,515)  (b.)       8,644,834
Other assets                              266,380                                                 266,380
                                  ================ ================  ===============      ================
     Total assets                 $    22,961,152  $       101,746   $      129,739       $    23,192,637
                                  ================ ================  ===============      ================

Liabilities and Capital
Current portion of long-term debt
                                  $       916,411  $        25,703   $     (25,703)  (a.)
                                                                              8,400  (a.)             $
                                                                                                924,811
Current debt to employees                 201,518                             8,681  (d.)       210,199
Accounts payable                        2,956,625            2,860          (2,860)  (a.)     2,956,625
Accrued salaries and taxes                676,107                                               676,107
Other accrued liabilities                 371,630                             1,610  (c.)
                                                                             50,000  (a.)       423,240
                                  ---------------- ----------------  ---------------      ----------------
     Total current liabilities          5,122,291           28,563           40,128           5,190,982
Long-term debt, net of current          7,833,551           25,909         (25,909)  (a.)
                                                                            101,600  (a.)     7,935,151
Non-current debt to employees             564,782                                               564,782
                                  ---------------- ----------------  ---------------      ----------------
    Total liabilities                  13,520,624           54,472          115,819          13,690,915
                                  ---------------- ----------------  ---------------      ----------------
Common stock                              302,608                             1,622  (a.)       304,230
Owner's capital                                             47,274         (47,274)  (a.)
Paid-in capital                        16,249,546                            73,378  (a.)    16,322,924
Accumulated (deficit)                 (7,111,626)                          (13,806)  (e.)
                                                                                            (7,125,432)
                                  ---------------- ----------------  ---------------      ----------------
       Total capital                    9,440,528           47,274           13,920             9,501,722
                                  ---------------- ----------------  ---------------      ----------------
     Total     liabilities    and $    22,961,152  $       101,746   $      129,739       $    23,192,637
          capital
                                  ================ ================  ===============      ================

                          UCI Medical Affiliates, Inc.
                   Notes to Pro Forma Combining Balance Sheet
                                December 31, 1997
                                   (Unaudited)

1. The pro forma combining balance sheet has been prepared to reflect the acquisition of Allan M. Weldon, M. D. by UCI Medical Affiliates, Inc. for an aggregate price of $235,000. The purchase was effective on March 1, 1998. The combining balance sheet reflects the balances of UCI at December 31, 1997, and Allan M. Weldon, M. D. at December 31, 1997. Pro forma adjustments are made to reflect:

(a.)   The assets acquired consisted of:    The purchase price consisted of:

$  15,569   Accounts receivable         $     1,622  Common stock
    8,522   Furniture , equipment            73,378  Additional paid-in-capital
  210,909  Goodwill                         110,000  Note payable
                                             50,000  Cash paid at closing
 ========                                ==========
$ 235,000                               $   235,000
 ========                                ==========

       Issuance of 32,433 shares of restricted common stock par value of $0.05 at estimated per share value of $2.31.

     $8,400 of the note payable is recorded as currently due, $101,600 is recorded as non-current.

       Certain cash deposits ($3,885), and the building and premises ($73,770) were not acquired. Accounts payable ($2,860), long-term debt ($51,612) and prior owner's equity ($47,274) were not assumed.

     (b.) Excess of acquisition cost over the fair values of net assets acquired (goodwill) less three month's amortization. ($210,909 goodwill less $3,515 amortization)

(c).   Accrued interest for three months on 6% note issued.

     (d). Difference between yearly contractual salary of $100,000, or $25,000 for three months, and owner draws of $16,319.

     (e.) Effects of pro forma adjustments on statement of operations, closed into pro forma retained earnings.

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Statement of
                       Operations and Accumulated Deficit
                       for the three months ended December
                                    31, 1997
                                   (Unaudited)

     The following pro forma combining statement of operations and accumulated deficit is based on the individual statements of operations and accumulated deficit of UCI Medical Affiliates, Inc. as of December 31, 1997 per the Company's Form 10QSB and Allan M. Weldon, M. D. as of December 31, 1997. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Allan M. Weldon, M. D. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.

                                               Historical
                                 ---------------------------------------
                                    UCI Medical       Allan M. Weldon,         Pro Forma              Pro Forma
                                 Affiliates, Inc.          M. D.              Adjustments             Combined

                                 ------------------  -------------------   ------------------     ------------------

Revenues                         $       8,077,876   $           67,034    $            _                $8,144,910
Operating costs                          8,243,266               34,641               25,000 (c.)         8,302,907
                                 ------------------  -------------------   ------------------     ------------------
Operating margin (deficit)               (165,390)               32,393             (25,000)              (157,997)

General and administrative
    expenses                                25,434                5,401                                      30,835
Depreciation and amortization              406,168                2,209                3,515 (a.)           411,892
                                 ------------------  -------------------   ------------------     ------------------
Income (loss) from operations            (596,992)               24,783             (28,515)              (600,724)

Interest expense, net                    (279,351)              (1,546)              (1,610) (b.)         (282,507)
Loss on equipment                            (439)                                                            (439)
                                 ------------------  -------------------   ------------------     ------------------
Income (loss) before income tax
                                         (876,782)               23,237             (30,125)              (883,670)
Benefit for income taxes                     (558)                                                            (558)
                                 ------------------  -------------------   ------------------     ------------------

Net income (loss)                        (877,340)               23,237             (30,125)              (884,228)

Accumulated  (deficit)  earnings
- beginning of period                  (6,234,286)               40,356             (47,274)            (6,241,204)
Owner's draws                                                  (16,319)               16,319 (c.)                 -
                                 ------------------  -------------------   ------------------     ------------------

Accumulated  (deficit)  earnings
- end of period                  $     (7,111,626)   $           47,274            $(61,080)           $(7,125,432)

                                 ==================  ===================   ==================     ==================

Basic earnings (loss) per share: $          (0.15)                 (d.)                            $         (0.15)
                                 ==================  ===================   ==================     ==================

Basic  weighted  average  common
shares outstanding                       6,041,980                 (d.)                                   6,074,413
                                 ==================  ===================   ==================     ==================

Diluted loss per share           $          (0.14)                 (d.)                             $        (0.15)
                                 ==================  ===================   ==================     ==================

Diluted  weighted average common
shares outstanding                       6,061,945                 (d.)                                   6,094,378
                                 ==================  ===================   ==================     ==================

                          UCI Medical Affiliates, Inc.
                    Note to Pro Forma Combining Statement of
                       Operations and Accumulated Deficit
                       for the three months ended December
                                    31, 1997
                                   (Unaudited)

     1. The above statement gives effect to the following pro forma adjustments necessary to reflect the acquisition outlined in Note 1 to the pro forma balance sheet:

     (a.) Addition for three months amortization of goodwill on a straight line basis over 15 years.

(b).   Interest expense for three months on 6% note issued.

     (c.)   Employment   compensation   provides  for  annual   compensation  of
approximately   $100,000,  or  $25,000  for  three  months,  which  resulted  in reclassification of owner draws.

     (d.) Not applicable; Allan M. Weldon, M. D. was not required to, and did not, compute earnings per share.

                                   SIGNATURES



Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         UCI Medical Affiliates, Inc.
                  (Registrant)



/S/M.F. McFarland, III, M.D.               /s/ Jerry F. Wells, Jr., CPA
Marion F. McFarland, III, M.D.             Jerry F. Wells, Jr., CPA
President, Chief Executive Officer and     Executive Vice President of Finance,
Chairman of the Board                      Chief Financial Officer and
                                           Principal Accounting Officer



Date:                   May 11, 1998